SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 31, 1999

                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

           Delaware                  0-9109                      95-3520818
(State or other jurisdiction    (Commission File              (I.R.S. Employer
      of incorporation)              Number)                 Identification No.)

                          197 First Avenue, Suite 300,
                     Needham, MA 02494 (Address of principal
                         executive offices and zip code)

                                 (781) 433-6000
              (Registrant's telephone number, including area code)

                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

           Delaware                  0-9110                      95-3419438
(State or other jurisdiction    (Commission File              (I.R.S. Employer
      of incorporation)              Number)                 Identification No.)

                          197 First Avenue, Suite 100,
                     Needham, MA 02494 (Address of principal
                         executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)

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Item 2.    Acquisition or Disposition of Assets

      On March 31, 1999, pursuant to an agreement dated as of February 10, 1999, Meditrust Corporation and Meditrust Operating Company (collectively, the "The Meditrust Companies") completed the sale to Golf Acquisitions, L.L.C. ("Golf Acquisitions"), an affiliate of ClubCorp., Inc. and American Golf Corporation, of all of the issued and outstanding equity interests in The Cobblestone Golf Companies, Inc., Meditrust Golf Group, Inc. and Meditrust Golf Group II, Inc., or their respective successors (collectively, "Cobblestone"). The aggregate sales value to The Meditrust Companies comprised of cash and assumption of debt and other obligations, subject to adjustment, is approximately $393 million. The Meditrust Companies no longer own, lease or operate golf course facilities.

      Cobblestone owns and operates golf courses in the United States, including 45 facilities in major golf markets in Arizona, California, Florida, Georgia, North Carolina, Texas and Virginia. Cobblestone's portfolio includes 13 private country clubs, 18 semi-private clubs and 14 daily fee courses.

      The press release attached hereto as Exhibit 99.1, which is incorporated by reference herein, provides additional information regarding the transaction.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (a)       Financial Statements of Businesses Acquired

                Not Applicable

      (b)       Pro Forma Financial Information

      Pro forma financial information regarding the transaction reported in Item 2 above, if required, is not included in this report. In accordance with Regulation S-K promulgated by the Securities and Exchange Commission, the pro forma financial information, if required, will be filed by amendment to this report not later than 60 days after the date on which this report is required to be filed.


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      (c)       Exhibits

Exhibit No.          Description

10.1 Stock Purchase Agreement dated as of February 10, 1999 between The Meditrust Companies and Golf Acquisitions.

99.1 Press release of The Meditrust Companies dated as of March 31, 1999 announcing the completion of the sale of Cobblestone to Golf Acquisitions.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 1999                          MEDITRUST CORPORATION

                                               By: /s/ Michael S. Benjamin
                                               Name: Michael S. Benjamin
                                               Title: Senior Vice President

                                               MEDITRUST OPERATING COMPANY

                                               By: /s/ William C. Baker
                                               Name: William C. Baker
                                               Title: President

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